SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/ / Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                             Penn Series Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.
/ / Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.


/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement No.: ___________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172

                    Penn Mutual Variable Annuity Account III
                       Penn Mutual Variable Life Account I
                         ------------------------------


To Our Contract Owners and Payees:

         The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. ("Company") and Proxy Statement concern proposals to be voted on by the shareholders of the Value Equity, Small Capitalization Fund and Emerging Growth Funds ("Funds").

         On July 22, 1997, Oppenheimer Group, Inc. and PIMCO Advisors, L.P. ("PIMCO Advisors") entered into an Amended and Restated Merger Agreement pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, Oppenheimer Financial Corp.'s one percent general partnership interest in OpCap Advisors and Oppenheimer Financial Corp.'s one percent general partner interest in Oppenheimer Capital L.P. Subject to certain conditions, it is anticipated that the transaction will be completed prior to year end. If the transaction takes place as planned, it will result in a change in control of OpCap Advisors, the investment adviser to the Value Equity and Small Capitalization Funds.

         On June 8, 1997, BankAmerica Corporation entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica Corporation. Upon the consummation of those mergers (expected to occur on or after September 30, 1997), BankAmerica Corporation will become the owner of the entire beneficial interest of Robertson Stephens Investment Management, Inc. Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc. will be merged into a wholly owned subsidiary of BankAmerica Corporation, and will cease to exist as a separate entity. If the transactions take place as planned, it will result in a change of control of Robertson Stephens Investment Management, Inc., the sub-adviser to the Emerging Growth Fund.

         Following the mergers contemplated above, OpCap Advisors will continue to provide investment advisory and management services to the Value Equity and Small Capitalization Funds and Robert Stephens Investment Management, Inc. will continue to provide sub-advisory services to the Emerging Growth Fund. The primary purpose of the meeting is to permit variable contract owners and payees participating in the investment performance of the Funds to consider a new investment advisory agreement and a new sub-advisory agreement to take effect following the mergers. The new investment advisory agreement will be identical to the existing investment advisory agreements and the new sub-advisory agreement will be identical to the existing sub-advisory agreement, except for the dates of execution and effectiveness.

         Shares of the Funds are held by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, in separate accounts established to fund variable annuity contracts and variable life insurance policies.

         Shares of the Funds owned by Penn Mutual under variable annuity contracts and variable life policies which it has issued are held in Penn Mutual Variable Annuity Account III and Penn Mutual Variable Life Account I. As owners or payees under the contracts and policies, you are entitled to instruct Penn Mutual as to the voting of shares held in the separate accounts.

         The proposals to be voted on at the meeting is described in the accompanying Notice of Special Meeting and Proxy Statement of the Company. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on September 3, 1997.

         Please complete, date and sign the enclosed voting instruction form(s) and return the form(s) to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than October 8, 1997.


                                            Sincerely,



                                            Richard F. Plush
                                            Vice-President
September 15, 1997

                     THE PENN INSURANCE AND ANNUITY COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172

                         PIA Variable Annuity Account I
                         ------------------------------

To Our Contract Owners and Payees:

         The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. ("Company") and Proxy Statement concern a proposal to be voted on by the shareholders of the Value Equity, Small Capitalization Funds and Emerging Growth Funds ("Funds").

         On July 22, 1997, Oppenheimer Group, Inc. and PIMCO Advisors, L.P. ("PIMCO Advisors") entered into an Amended and Restated Merger Agreement pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, Oppenheimer Financial Corp.'s one percent general partnership interest in OpCap Advisors and Oppenheimer Financial Corp.'s one percent general partner interest in Oppenheimer Capital L.P. Subject to certain conditions, it is anticipated that the transaction will be completed prior to year end. If the transaction takes place as planned, it will result in a change in control of OpCap Advisors, the investment adviser to the Value Equity and Small Capitalization Funds.

         On June 8, 1997, BankAmerica Corporation entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica Corporation. Upon the consummation of those mergers (expected to occur on or after September 30, 1997), BankAmerica Corporation will become the owner of the entire beneficial interest of Robertson Stephens Investment Management, Inc. Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. will be merged into a wholly owned subsidiary of BankAmerica Corporation, and will cease to exist as a separate entity. If the transactions take place as planned, it will result in a change of control of Robertson Stephens Investment Management, Inc., the sub-adviser to the Emerging Growth Fund.

         Following the mergers discussed above, OpCap Advisors will continue to provide investment advisory and management services to the Value Equity and Small Capitalization Funds and Robertson Stephens Investment Management, Inc. will continue to provide sub-advisory services to the Emerging Growth Fund. The primary purpose of the meeting is to permit variable contract owners and payees participating in the investment performance of the Funds to consider a new investment advisory agreement and a new sub-advisory agreement to take effect following the acquisition. The new investment advisory agreement will be identical to the existing investment advisory agreements and the new sub-advisory agreement will be identical to the existing sub-advisory agreement, except for the dates of execution and effectiveness.

         Shares of the Funds are held by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"), in separate accounts established to fund variable annuity contracts and variable life insurance policies.

         Shares of the Funds owned by Penn Insurance under variable annuity contracts which it has issued are held in the PIA Variable Annuity Account I. As owners or payees under the contracts and policies, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

         The proposal to be voted on at the meeting is described in the accompanying Notice of Special Meeting and Proxy Statement of the Company. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on September 3, 1997.

         Please complete, date and sign the enclosed voting instruction form(s) and return the form(s) to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than October 8, 1997.


                                            Sincerely,



                                            Richard F. Plush
                                            Vice-President
September 15, 1997

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 10, 1997

                                 --------------

         A Special Meeting of Shareholders ("Meeting") of Penn Series Funds, Inc. ("Company") will be held at the offices of The Penn Mutual Life Insurance Company on Friday, October 10, 1997, at 10:00 a.m. (Eastern time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044, for the following purposes:

         1. To approve or disapprove a new investment advisory agreement between the Company and OpCap Advisors with the respect to the Value Equity Fund;

         2. To approve or disapprove a new investment advisory agreement between the Company and OpCap Advisors with the respect to the Small Capitalization Fund;

         3. To approve or disapprove a new investment sub-advisory agreement between Independence Capital Management, Inc. and Robertson Stephens Investment Management, Inc. with respect to the Emerging Growth Fund;

         4. To transact such other business as may properly come before the Meeting.

         Shareholders of the Value Equity Fund of the Company are entitled to vote on Proposal 1. Shareholders of the Small Capitalization Fund of the Company are entitled to vote on Proposal 2. Shareholders of the Emerging Growth Fund of the Company are entitled to vote on Proposal 3.

         Shareholders of record at the close of business on September 3, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                            By Order of the Board of Directors


                                            C. Ronald Rubley
                                            Secretary

September 15, 1997

                                 PROXY STATEMENT

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 1997

                                 --------------


         This proxy statement is furnished in connection with the solicitation by the Board of Directors ("Board") of the Penn Series Funds, Inc. ("Company") of voting instructions to be voted at a Special Meeting of Shareholders and all adjournments thereof ("Meeting"), to be held at the offices of The Penn Mutual Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Friday, October 10, 1997 at 10:00 a.m. (Eastern time). The approximate mailing date of this proxy statement and the accompanying form of voting instruction card is September 15, 1997.

         The primary purpose of the Meeting is to permit the Company's shareholders to consider a New Advisory Agreement (as defined below) with respect to the Value Equity and Small Capitalization Funds and a New Sub-Advisory Agreement (as defined below) with respect to the Emerging Growth Fund.

         The New Advisory Agreement is to take effect following the consummation of the transactions contemplated in an Amended and Restated Merger Agreement, dated as of July 22, 1997 ("Oppenheimer Merger") between PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thomson Advisory Group Inc. ("TAG"), and Oppenheimer Group, Inc., and its subsidiary, Oppenheimer Financial Corp. ("Opfin"), which own a controlling interest in Oppenheimer Capital and its subsidiary, OpCap Advisors ("OpCap" or "Adviser") and certain related parties. Pursuant to the Oppenheimer Merger, PIMCO Advisors and its affiliates will acquire a controlling interest in Oppenheimer Capital and the Adviser.

         The New Sub-Advisory Agreement is to take effect following the consummation of the transactions contemplated in an Agreement and Plan of Merger, dated as of July 8, 1997 between BankAmerica Corporation ("BankAmerica") and Robertson, Stephens & Company Group, L.L.C. ("RS Group") and Robertson, Stephens & Company, Inc. ("RS Inc."), pursuant to which each of those entities would be merged into a subsidiary of BankAmerica ("Robertson, Stephens Merger"). Following the Robertson, Stephens Merger, BankAmerica will become the owner of the entire beneficial interest in Robertson Stephens Investment Management, Inc. ("RSIM" or "Sub-Adviser").

         The Oppenheimer Merger constitutes an assignment and termination of the Current Advisory Agreements (as defined below) and the Robertson, Stephens Merger constitutes an assignment and termination of the Current Sub-Advisory Agreement (as defined below). Accordingly, to ensure continuity in the management of the Value Equity, Small Capitalization, and Emerging Growth Funds (each a "Fund"), shareholders of each Fund are being asked to vote on the proposal that relates to their Fund. The proposals are as follows:


      Proposal                        Fund
      --------                        ----
         1        Approve New Advisory Agreement for Value Equity Fund.
         2        Approve New Advisory Agreement for Small Capitalization Fund.
         3        Approve New Sub-Advisory Agreement for Emerging Growth Fund.


         The New Advisory Agreement is identical to each of the Current Advisory Agreements, except for the dates of execution and effectiveness. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution and effectiveness.

         The Company will furnish, without charge, a copy of its most recent Annual and Semi-Annual Reports to Shareholders upon request. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Independence Square, Philadelphia, PA 19172 or by calling 1-800-523-0650.

         The record date for determining shareholders entitled to vote at the Meeting is September 3, 1997. Shareholders of the Value Equity and Small Capitalization Funds of the Company will be entitled to one vote per share with respect to approval or disapproval of the New Advisory Agreement and shareholders of the Emerging Growth Fund will be entitled to one vote per share with respect to approval or disapproval of the New Sub-Advisory Agreement. At the close of business on September 3, 1997, there were issued and outstanding 12,094,669.375 shares of the Value Equity Fund, 2,074,044.503 shares of the Small Capitalization Fund, and 855,253.569 shares of the Emerging Growth Fund.

         Shares of the Company are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of the Funds in separate accounts pursuant to annuity contracts and life insurance policies.

     As of September 3, 1997, the outstanding shares of each Fund owned by Penn Mutual and Penn Insurance were as follows:


                                                                         Total Number         Percentage of
Title of Class of Shares      Name of Beneficial Owner                    of Shares         Outstanding Shares
------------------------      ------------------------                   ------------       ------------------
Value Equity Fund             Penn Mutual                              10,832,817.766             89.57%

                              Penn Insurance                            1,261,851.609             10.43%

Small Capitalization Fund     Penn Mutual                               1,472,318.533             70.99%

                              Penn Insurance                               601,725.90             29.01%

Emerging Growth Fund          Penn Mutual                                 791,958.028             92.60%

                              Penn Insurance                               63,295.541              7.40%


Voting

         With respect to each Fund, a "vote of the majority of the outstanding voting securities" is required which is defined under the Investment Company Act of 1940, as amended ("1940 Act") as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

         Shareholders of each of the Value Equity, Small Capitalization and Emerging Growth Funds of the Company are entitled to vote on Proposals 1, 2 and 3, respectively. A Proposal shall be approved with respect to a Fund if approved by the shareholders of that Fund, regardless of whether the shareholders of any other Fund approve the proposal.

         Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

         Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, any shares held by Penn Mutual or Penn Insurance in their general accounts also will be voted for or against a proposal in the same proportion as shares for which voting instructions have been received.

         In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Meeting to permit further solicitation of instructions.

         Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.

         The Board recommends that you cast your vote FOR approval of the New Advisory Agreement with OpCap and FOR the approval of the New Sub-Advisory Agreement with RSIM.

            PROPOSALS 1 AND 2: APPROVAL OF THE NEW ADVISORY AGREEMENT

Information Concerning the Adviser

         OpCap is a general partnership of which Oppenheimer Capital holds a 99% interest. Oppenheimer Capital is a registered investment adviser with extensive experience in the management of mutual funds and institutional accounts. As of June 30, 1997, Oppenheimer Capital had $57.0 billion in assets under management. The principal business address of Oppenheimer Capital and OpCap is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.

         Listed below are the names, addresses, and principal occupations of the principal executive officers of Oppenheimer Capital and OpCap:

         Name and Address                 Principal Occupation
         ----------------                 --------------------

         Joseph La Motta                  Chairman Emeritus, Oppenheimer Capital;
         Oppenheimer Tower                Chairman, OpCap Advisors
         200 Liberty Street
         One World Financial Center
         New York, New York 10281

         George Long                      Chairman and President, Oppenheimer Capital.
         Oppenheimer Tower
         200 Liberty Street
         One World Financial Center
         New York, New York 10281


         Bernard Garil                    President, OpCap Advisors.
         Oppenheimer Tower
         200 Liberty Street
         One World Financial Center
         New York, New York 10281


         Opfin, a holding company, is the remaining 1.0% general partner of OpCap Advisors. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest in Oppenheimer Capital. Opfin is a wholly-owned subsidiary of Oppenheimer Group, Inc., 71% of the common stock of which currently is owned by Oppenheimer & Co., L.P. The principal business address of Opfin, Oppenheimer Capital, L.P, and Oppenheimer Group, Inc. is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.

Information Concerning PIMCO Advisors

         PIMCO Advisors, with approximately $119 billion in assets under management as of June 30, 1997, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

         PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Oppenheimer Merger own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partner interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, a California corporation, wholly owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

         PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors ("PIMCO Managers") of Pacific Investment Management Company (a Delaware general partnership), a subsidiary of PIMCO Advisors ("PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin L. Trosky, William R. Benz, II and Lee R. Thomas, III.

         PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

         The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Life, the chairman of the Operating Board and two members designated by PPLLC.

         Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act to control PIMCO Advisors. Pacific Life, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

The Oppenheimer Merger

         On July 22, 1997, PIMCO Advisors and TAG entered into an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. and certain related parties which modified the merger agreement entered into by the parties on February 13, 1997. Pursuant to the Amended and Restated Merger Agreement, PIMCO Advisors and TAG (and its successor) will acquire, among other interests, the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. The aggregate purchase price is approximately $262 million including convertible preferred stock of the surviving corporation in the merger and assumption of certain indebtedness. The amount preferred stock comprising the purchase price is subject to reduction in certain circumstances. The obligations of the parties to consummate the Oppenheimer Merger are subject to the satisfaction or waiver of certain conditions prior to the effective date, including the consummation of the sale by Oppenheimer Group, Inc and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc. and Oppenheimer & Co., Inc. ("Opco"), OpCap Advisors' broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. ("CIBC Sale"), approval of the transaction by certain regulatory authorities and the consent of certain clients. All of the issued and outstanding stock of Opco is owned by Oppenheimer Holdings, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer Equities, Inc. Oppenheimer Equities, Inc. is a wholly-owned subsidiary of Opfin, which in turn is a wholly-owned subsidiary of Oppenheimer Group, Inc. The CIBC Sale will have no effect on the ownership of Oppenheimer Group, Inc. and Opfin including its general partner interests in Oppenheimer Capital and OpCap Advisors. Under the terms of the Amended and Restated Merger Agreement, the Oppenheimer Merger can take place only if the CIBC Sale takes place first. It is contemplated that the Oppenheimer Merger will be consummated shortly after the CIBC Sale is concluded. As a result, there will only be a change of control of Oppenheimer Capital and OpCap Advisors upon consummation of the Oppenheimer Merger.

         Upon consummation of the Oppenheimer Merger, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised Oppenheimer Group, Inc. that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser will not be affected by the Oppenheimer Merger; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO has further advised Oppenheimer Group, Inc. that it currently anticipates that the Oppenheimer Merger will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory agreements.

The Advisory Agreements

         In anticipation of the Oppenheimer Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new investment advisory agreement between the Company and OpCap ("New Advisory Agreement"). The form of the New Advisory Agreement is identical to the Current Advisory Agreements (defined below) except for the dates of execution and effectiveness.

         The following summary of the Current Advisory Agreements and the New Advisory Agreement is qualified by reference to Annex A.

The Current Advisory Agreements

         Currently, there are two identical investment advisory agreements between the Company and OpCap Advisors - one for the Value Equity Fund, dated November 1, 1992, and one for the Small Capitalization Fund, dated March 1, 1995 ("Current Advisory Agreements"). At a meeting of the Board of Directors held on February 4, 1997, a majority of the Directors who were not "interested persons," as defined in the 1940 Act ("Independent Directors") approved the Current Advisory Agreements. The 1992 agreement was approved by shareholders of the Value Equity Fund on October 15, 1992. The 1995 agreement was approved by the sole shareholder of the Small Capitalization Fund on March 1, 1995.

         The Current Advisory Agreements provide that OpCap, as investment adviser, shall supervise and direct the investments of the Funds in accordance with their investment objectives including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Funds' portfolio transactions are executed.

         Under the Current Advisory Agreements, OpCap shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or misconduct in the performance of its duties. OpCap shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by OpCap with reasonable care.

         The Current Advisory Agreements require OpCap to render periodic reports as the Company may request or deem helpful and cooperate with the Company's independent public accountant. The Current Advisory Agreements may be terminated, without penalty, upon 60 days' prior written notice from the Company to OpCap, or upon 90 days' prior written notice from OpCap to the Company; provided that in the case of termination by the Company, such action shall have been authorized by (1) a resolution of a majority of its directors who are not interested persons of any party to the agreement; or (2) a vote of the majority of the outstanding voting securities of the applicable Fund.

         Under the Current Advisory Agreements, the Company pays OpCap as compensation for services, an annual fee of 0.50% of each Fund's average daily net assets. In the fiscal year ended December 31, 1996, the Company paid OpCap advisory fees of $800,404 for services provided to the Value Equity Fund. During this same period, the Company paid OpCap advisory fees of $51,982 for services provided to the Small Capitalization Fund after a waiver of $7,964.00, resulting in a net advisory fee, after fee waivers, of 0.44%.

         The net assets, advisory fees, and net advisory fees after fee waivers and/or reimbursements for other funds advised by OpCap are set forth in Appendix A hereto.

The New Advisory Agreement

         The Board approved the New Advisory Agreement on April 2, 1997, the form of which is attached as Annex A. The New Advisory Agreement is for both the Value Equity and Small Capitalization Funds. The form of the New Advisory Agreement is identical to each of the Current Advisory Agreements, except for the dates of execution and effectiveness.

         The investment advisory fee as a percentage of net assets payable by each Fund will be the same under the New Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Company's most recently completed fiscal year, advisory fees paid to OpCap would have been identical to those paid under the Current Advisory Agreements.

         The Board held a meeting on April 2, 1997, at which meeting, the Directors, including the Independent Directors, unanimously approved the New Advisory Agreement for the Company and recommended the New Advisory Agreement for approval by the shareholders of the Funds. The New Advisory Agreement would take effect upon the later of (i) the obtaining approval or (ii) the closing of the Oppenheimer Merger. The New Advisory Agreement will continue in effect for as long as such continuance be approved at least annually in accordance with the 1940 Act.

         In evaluating the New Advisory Agreement, the Board took into account that the Funds' Current Advisory Agreements, including their terms relating to services to be provided thereunder by the Adviser and the fees and expenses payable by the Company, are identical, except for the dates of execution and effectiveness. The Board also reviewed the performance of OpCap in managing the Value Equity and Small Capitalization Funds.

         The Board considered the terms of the Oppenheimer Merger Agreement and the possible effects of the Oppenheimer Merger upon the organization of OpCap to provide advisory services to the Company. In this regard, the Board reviewed (i) PIMCO Advisors' investment philosophy; (ii) PIMCO Advisors' plans for an autonomous structure under which OpCap would continue to operate as a separate business unit; and (iii) PIMCO Advisors' strategy in encouraging key OpCap personnel to remain with the adviser.

         After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the New Advisory Agreement; and (ii) voted to recommend the approval of the New Advisory Agreement to shareholders of the Value Equity and Small Capitalization Funds.

         In the event that the shareholders of a Fund do not approve the New Advisory Agreement, the applicable Current Advisory Agreement will remain in effect with respect to that Fund and the Board will take such action as it deems in the interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of such New Advisory Agreement. If the Oppenheimer Merger is not consummated, OpCap would continue to serve as investment adviser to the Funds pursuant to the terms of the Current Advisory Agreements.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                     APPROVAL OF THE NEW ADVISORY AGREEMENT

             PROPOSAL 3: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Information Concerning the Sub-Adviser

         RSIM serves as sub-advisor to the Emerging Growth Fund pursuant to a sub-advisory agreement with Independence Capital Management, Inc. ("ICM") dated April 15, 1997 ("Current Sub-Advisory Agreement"). RSIM is indirectly owned by RS Group and RS Inc. with RS Group holding a controlling interest.1/ RS Group is also the majority owner of Robertson, Stephens & Company LLC (RS&Co.), a distributor of mutual funds and a major investment bank which has managed over $15.23 billion in public offerings of emerging growth companies since 1978. Sanford R. Robertson and Paul H. Stephens may be deemed to control RSIM due to their percentage ownership interests in RS Group and RS Inc.2/ The principal business address of RSIM, RS Group, RS Inc. and RS&Co. is 555 California Street, San Francisco, California 94104. Mr. G. Randall Hecht is the sole director and officer of RSIM. Mr. Hecht's principal business address is 555 California Street, San Francisco, California 94104.

Information Concerning the Adviser

         ICM, located at 600 Dresher Road, Horsham Pa., 19044 serves as investment adviser to the Emerging Growth Fund. ICM is a wholly owned subsidiary of Penn Mutual. The Fund's investment advisory agreement with ICM is unaffected by the Robertson, Stephens Merger.

Information Concerning BankAmerica

         BankAmerica is a bank holding company that was incorporated on October 7, 1968 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public- and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica Corporation, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.

--------
1/ RSIM is a wholly owned subsidiary of RS Regulated I, L.L.C. ("RSRI"). RS Group owns 99% of RSRI with RS Inc. owning the remaining 1%. The principal business address of RSRI is 555 California Street, San Francisco, California 94104.

2/ Mr. Robertson owns approximately 15% of the outstanding voting securities of each of RS Group and RS Inc. Mr. Stephens owns approximately 12% of such securities.

         Bank of America National Trust and Savings Association ("Bank") is the largest subsidiary of BankAmerica Corporation. The Bank, which was organized in 1904, provides commercial banking and trust business through an extensive system of branches across the western United States. The Bank's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices, and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers to assets of over $50 billion, including over $14 billion in mutual funds.

The Robertson, Stephens Merger

         On June 8, 1997, BankAmerica entered into an Agreement and Plan of Merger with RS Group and RS Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur on or about September 30, 1997), BankAmerica will become the owner of the entire beneficial interest RSIM. Under the Merger Agreement, each of RS Group and RS Inc. will be merged into a wholly owned subsidiary of BankAmerica, and will exist only as an operating unit of BankAmerica ("Robertson, Stephens").

         BankAmerica will pay a total amount of consideration of up to $540 million. Of that amount $245 million will be paid to the members of RS Group and the stockholders of RS Inc. upon consummation of the Robertson, Stephens Merger; $225 million will be paid to them in additional installments during each of the next three years if they remain employed by Robertson, Stephens. The remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson, Stephens employees, who will receive payments out of the pool in installments during the four-year period following the Robertson, Stephens Merger if they remain employed by Robertson, Stephens.

         RSIM has informed the Fund that the consideration for the Merger is being paid in installments principally in order to provide an incentive to Robertson, Stephens employees, including key investment professionals at RSIM to continue their association with Robertson, Stephens. Any person whose employment with Robertson, Stephens is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by Robertson, Stephens without cause or unless that person leaves for "good reason," as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination.

The Sub-Advisory Agreement

         In anticipation of the Robertson, Stephens Merger, a majority of the Directors of the Company, including a majority of the Directors who are not
(i) parties to the New Sub-Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new sub-advisory agreement between the ICM and RSIM ("New Sub-Advisory Agreement"). The form of the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement except for the dates of execution and effectiveness. The holders of the majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Emerging Growth Fund are being asked to approve the New Sub-Advisory Agreement.

         The following summary of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is qualified by reference to Annex B.

The Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement was last approved by the sole shareholder of the Fund on May 1, 1997. At a meeting of the Board of Directors held on February 4, 1997, a majority of the Independent Directors approved the Current Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement provides that RSIM, as sub-adviser, shall supervise and direct the investments of the Fund in accordance with its investment objective including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Fund's portfolio transactions are executed.

         Under the Current Sub-Advisory Agreement, RSIM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or willful misconduct in the performance of its duties. RSIM shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by RSIM with reasonable care. In addition, the Current Sub-Advisory Agreement provides indemnification to both ICM and RSIM for losses arising under the agreement under certain conditions.

         The Current Sub-Advisory Agreement requires RSIM to render periodic reports as the Company or ICM may request and cooperate with the Company's independent public accountants. The Current Sub-Advisory Agreement may be terminated by ICM, the Company or RSIM upon 60 days' prior notice in writing from the Company to RSIM, or upon 90 days' prior notice in writing from RSIM to the Company, provided that in the case of termination by ICM or the Company, such action shall have been authorized by (1) a majority of the directors who are not interested persons of any party to the agreement; or by (2) a vote of the majority of the outstanding voting securities of the Fund.

         Under the Current Sub-Advisory Agreement, ICM pays RSIM as compensation for services, an annual fee of 0.70% of the first $25,000,000 of average daily net assets of the Fund, 0.65% of the next $25,000,000 of average daily net assets of the Fund, and 0.60% of average daily net assets of the Fund in excess of $50,000,000. As the Fund commenced operations on May 1, 1997, RSIM did not receive any compensation from the Fund for the fiscal year ended December 31, 1996. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, and certain other expenses) exceeds 1.15% of the Fund's daily net assets, RSIM is liable for the first 0.10% of the excess with the Advisor liable for all amounts in excess of 1.25%.

         Currently, RSIM provides investment advisory services to one other fund with an investment objective similar to the Fund. The name, net assets, and contractual advisory fee for this fund are listed below:

                                            Approximate Net
                                             Assets As Of
               Fund                           (6/30/97)        Advisory Fee Rate
---------------------------------------     ---------------    -----------------
 Robertson Stephens Investment Trust
    Emerging Growth Fund                      $222,198,131              1.00%


The New Sub-Advisory Agreement

         The Board approved the New Sub-Advisory Agreement on August 5, 1997, the form of which is attached as Annex B. The form of the New Sub-Advisory Agreement is identical to the Current Advisory Sub-Agreement, except for the dates of execution and effectiveness.

         The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Sub-Advisory Agreement.

         The Board held a meeting on August 5, 1997, at which meeting, the Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement for the Company and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the later of (i) the obtaining approval or (ii) the closing of the Robertson, Stephens Merger. The New Sub-Advisory Agreement will continue in effect for as long as such continuance be approved at least annually in accordance with the 1940 Act.

         In evaluating the New Sub-Advisory Agreement, the Board took into account that the Fund's Current Sub-Advisory Agreement, including its terms relating to services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Company, is identical, except for the dates of execution and effectiveness.

         The Board considered the terms of the Robertson, Stephens Merger and the possible effects of the Robertson, Stephens Merger upon the ability of RSIM to provide advisory services to the Company. In this regard, the Board reviewed
(i) BankAmerica's plans for an autonomous structure under which RSIM would continue to operate as a separate business unit and retain its investment approach and philosophy; and (ii) the incentives in the Merger Agreement to encourage key RSIM personnel to remain with the Sub-Adviser.

         After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the New Sub-Advisory Agreement; and (ii) voted to recommend the approval of the New Sub-Advisory Agreement to shareholders of the Emerging Growth Fund.

         In the event that the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems in the interest of the Fund and their shareholders, which may include proposing that shareholders approve an agreement in lieu of such New Sub-Advisory Agreement. If the Robertson, Stephens Merger is not consummated, RSIM would continue to serve as investment adviser to the Fund pursuant to the terms in the Current Sub-Advisory Agreement.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                   APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

Directors and Officers of the Company

         Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the company, and relationship to OpCap or RSIM, if any. No Director or officer owns shares of the Company.

         Name and Position                Affiliation           Affiliation
         with the Company                 with Op Cap*           with RSIM*
         -----------------                -----------           -----------
         Eugene Bay                          None                   None
         Director
         James S. Greene                     None                   None
         Director
         L. Stockton Illoway                 None                   None
         President and Director
         Richard J. Liberdi                  None                   None
         Director
         William H. Loesche, Jr.             None                   None
         Director
         M. Donald Wright                    None                   None
         Director
         James B. McElwain                   None                   None
         Executive Vice President
         Richard F. Plush                    None                   None
         Vice President
         C. Ronald Rubley                    None                   None
         Secretary
         Steven M. Herzberg                  None                   None
         Treasurer
         Ann M. Strootman                    None                   None
         Vice President and Controller

* This information has been furnished by each Director or officer.


Administrator

         Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at Independence Square, Philadelphia, Pennsylvania 19172. Under an administrative and corporate services agreement,

Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services.

Expenses

         All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction cards, as well as any necessary supplementary solicitations) will be paid for by Oppenheimer Group, Inc. and PIMCO Advisors for Proposal 1 and by RSIM for Proposal 2. The Company will not pay for expenses relating to the approval of either Proposal.

Submission of Shareholder Proposals

         The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.

General

         The Company knows of no business other than that mentioned in the Proposals contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction card to vote instructions in accordance with their best judgment.

         A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.


        IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN,
         SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            C. Ronald Rubley
                                            Secretary

September 15, 1997.

                                                                        ANNEX A

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT


                                     Between
                             PENN SERIES FUNDS, INC.
                                       And
                                 OPCAP ADVISORS
                                 Relating To The
                                VALUE EQUITY FUND
                                       And
                            SMALL CAPITALIZATION FUND


         INVESTMENT ADVISORY AGREEMENT, made as of the _____ day of ______, 1997, by and between PENN SERIES FUNDS, INC. ("Penn Series"), a corporation organized and existing under the laws of the State of Maryland, and OPCAP ADVISORS ("Adviser"), a general partnership organized and existing under the laws of the State of Delaware.

                                   WITNESSETH:

         WHEREAS, Penn Series is an open-end management investment company registered as such under the federal Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, Penn Series is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

         WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, Penn Series desires Adviser to render investment advisory services to Penn Series, and Adviser desires to provide such services, in the manner and on the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Investment Advisory Services. Adviser shall serve as investment adviser and shall supervise and direct the investments of the Value Equity and Small Capitalization Funds of Penn Series (collectively the "Funds" and individually the "Fund") in accordance with the investment objectives, program and restrictions applicable to the Funds as provided in Penn Series' prospectus and statement of additional information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Adviser. No investment will be made by Adviser for a Fund if that investment is in violation of the objectives, program, restrictions or limitations of the Fund. Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Adviser, as agent and attorney-in-fact for Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

         i. buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

         ii. place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Adviser may select, in conformance with the provisions of Paragraph 4 herein;

provided, however, that Adviser shall make no investment for a Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

         2. Accounting and Related Services. Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement. As requested from time to time, Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to each Fund.

         3. Fees.

            a. Fee Rate. For all of the services rendered to Penn Series hereunder, Adviser shall be paid a fee by Penn Series, at the annual rate of 0.50% of each Fund's average daily net assets.

            b. Method of computation. The fee for each Fund shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' prospectus and statement of additional information as of the close of business on the most recent previous business day on which Penn Series was open for business.

            c. Expense Limitation. The expense limitation of each Fund, as a percentage of the Fund's average net assets, is 1.00%. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month.

         4. Brokerage. In executing portfolio transactions and selecting brokers or dealers for a Fund, Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Adviser may take into account the research and related services that the broker has provided to Penn Series or the Adviser. In addition, Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Adviser shall regularly advise Penn Series' board of directors as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

         5. Use of the Services of Others. Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing itself or Penn Series, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series, or in the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

         6. Personnel, Office Space, and Facilities. Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Adviser, requires in the performance of services under this Agreement.

         7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Adviser or any affiliate in performance of this Agreement are the property of Adviser and will not become the property of Penn Series.

         8. Certain Personnel. Adviser agrees to permit individuals who are officers or employees of Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of Penn Series, without remuneration or other cost to Penn Series. Adviser shall pay all salaries, expenses, and fees of officers and/or directors of Penn Series who are affiliated with Adviser.

         9. Reports to Penn Series and Cooperation with Accountants. Adviser, and any affiliated corporation of Adviser performing services for Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series, such information, reports, evaluations, analyses and opinions as Penn Series may, at any time or from time to time, reasonably request or as Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

         10. Reports to Adviser. Penn Series shall furnish or otherwise make available to Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.


         11. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Adviser or any affiliated corporation of Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted from time to time under the Act.
Such records may be inspected by representatives of Penn Series at reasonable times, and, in the event of termination of this Agreement, will be promptly delivered to Penn Series.

         12. Services to Other Clients. Nothing herein contained shall limit the freedom of Adviser or any affiliated person of Adviser to render investment, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities, but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to a Fund, or until Adviser shall otherwise consent, Adviser shall be the only investment adviser to the Fund. It is understood that Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Adviser is not obligated to initiate transactions for a Fund in any security which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

         13. Confidential Relationship. Information furnished by one party to another, including a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Penn Series, except after prior notification to and approval in writing by Penn Series, which approval shall not be unreasonably withheld and may not be withheld where Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Penn Series.

         14. Proxies. Subject to such direction and oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Adviser shall vote proxies solicited by or with respect to the issuers of securities held in each Fund.

         15. Instructions, Opinion of Counsel and Signatures. At any time Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

         16. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Adviser or any affiliate expressly by or by fair implication of, the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Adviser or any affiliate, Penn Series assumes full responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

         17. Limitation of Liability. Neither Adviser nor any of its affiliates, their officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Adviser), or Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Adviser with reasonable care.

         18. Obligations of Penn Series and Adviser. It is expressly agreed that the obligations of Penn Series and Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized by the board of directors of Penn Series and signed by an authorized officer of Penn Series, acting as such, and shall bind Penn Series.

         19. Indemnification by Penn Series. Penn Series will indemnify and hold Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Adviser resulting from: (i) any action or omitting to act by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series; or (ii) any action by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon information provided by Penn Series in form and under policies agreed to by Adviser and Penn Series. Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Adviser shall give Penn Series reasonable opportunity to defend against said claim in its own name or in the name of Adviser.

         20. Indemnification by Adviser. Adviser will indemnify and hold harmless Penn Series from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series resulting from any claim, demand, action or suit arising out of Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Adviser, its affiliates, their agents or contractors. Penn Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or its agents or contractors or constituting a failure by Penn Series to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Adviser or any person that is an affiliate of Adviser or an affiliate of an affiliate of Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Penn Series shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Penn Series. For purposes of this Section 20 and of Section 19 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Penn Series, Adviser or any affiliate of Adviser, in effecting or executing any portfolio transaction for the Fund.

         21. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         22. Dual Interests. It is understood that some person or persons may be, or from time to time become, directors, officers, or shareholders of both Penn Series and Adviser (including its affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

         23. Term of Agreement. The term of this Agreement shall begin on the date first above written and, unless terminated as hereinafter provided, shall continue in effect so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in a Fund and (b) by the vote of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to a Fund or any extension, renewal or amendment hereof.

         24. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in a Fund, and, without affecting any claim for damages or other right that Penn Series may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

         25. Change in Partners of Adviser. Adviser will notify Penn Series of any change in the membership of Adviser's partnership within a reasonable time after such change.

         26. Termination of Agreement. This Agreement may be terminated by Penn Series or by Adviser, without payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Adviser, or upon 90 days' prior notice in writing from Adviser to Penn Series; provided, that in the case of termination by Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund.

         27. Miscellaneous.

            a. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

            b. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

            c. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

            d. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices, Until further notice, it is agreed that for this purpose the address of Penn Series is 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Adviser is One World Financial Center, New York, New York 10281,
            Attention: General Counsel.

            e. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland except where such state laws have been preempted by Federal law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                         PENN SERIES FUNDS, INC.


-----------------------------------             --------------------------------
           Secretary                                       President



Attest:                                         OPCAP ADVISORS



___________________________________             By: ____________________________
           Secretary

                                                                        ANNEX B

                       FORM OF NEW SUB-ADVISORY AGREEMENT



                                     Between

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                       and

                 ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC.

                                   Relating to

                        PENN SERIES EMERGING GROWTH FUND


         INVESTMENT SUB-ADVISORY AGREEMENT, made as of ________ day of ___, 1997 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of California.

                                   WITNESSETH:

         WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

         WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and

         WHEREAS, Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and

         WHEREAS, Adviser renders investment advisory services to Penn Series pursuant to an investment advisory agreement entered into by Penn Series and Adviser;

         WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the cash, securities and other assets of the Emerging Growth Fund of Penn Series ("the Fund"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Fund with full power and authority to buy, sell and otherwise deal in securities and contracts for the Fund. No investment will be made by Sub-Adviser for the Fund if that investment is in violation of the objectives investment restrictions or limitations of the Fund set out in the prospectus and the SAI previously delivered to the Sub-Advisor or to be delivered. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement: instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

         (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

         (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

         (iii) to take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

         2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

         3.       Fee.

                  A. Payment of Fee. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser a fee based on the average daily net assets of the Fund.

                  B. Fee Rate. The fee shall be paid at the following rates:

                  (i) Seventy basis points (0.70%) of the first $25,000,000 of average daily net assets of the Fund;

                  (ii) Sixty-five basis points (0.65%) of the next $25,000,000 of average daily net assets of the Fund; and

                  (iii) Sixty basis points (0.60%) of average daily net
                        assets of the Fund in excess of $50,000,000.

                  C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

                  D. Expense Limitation. The expense limitation of the Fund, as a percentage of the Funds average daily net assets, is 1.15%. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Sub-Adviser to Adviser. The liability (if any) of Sub-Adviser to pay Adviser one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the fee at the end of prior months during the fiscal year have been reduced in excess of that required in this subsection, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the fee payable to Sub-Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Sub-Adviser to pay Adviser such excess amount (which has not been paid through reduction of the fee), Sub-Adviser shall remit to Adviser an amount sufficient to pay such remaining liability.

         4. Brokerage. In executing portfolio transactions and selecting brokers or dealers for the Fund, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to Penn Series or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

         5. Use of the Services of Others. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

         6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

         7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

         8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them.

         9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series at or prior to the time such documents are made available to the public.

         10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times, and upon reasonable notice to Sub-Adviser and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

         11. Services to Other Clients. Subject to compliance with the 1940 Act, nothing herein contained shall be deemed to prohibit Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment Sub-Adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for the Fund. Sub-Adviser is not obligated to initiate transactions for the Fund in any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

         12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

         13. Proxies. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Fund.

         14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

         15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

         16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement; nor shall such persons be liable for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including, without limitation, any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively, "Taxes"). Similarly, the Sub-Adviser shall have no responsibility for and shall incur no liability to the Fund, any shareholder of the Fund, or the Adviser relating to (i) the duty of the Fund to register with any government or agency; (ii) the selection of investment objectives and policies of the Fund; and (iii) the administration of any plans or trusts investing in the Fund. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

         17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

         18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from:
(i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser; or (iii) any action or omission of Adviser or any affiliated corporation, constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Nothwithstanding the forgoing, Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

         19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

         20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

         22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund, and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

         23. Termination of Agreement. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, without payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Penn Series; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

         24.      Miscellaneous.

                  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                  B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

                  C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                  D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices, Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresser Road, Horsham, PA 19044, Attention: President, and that of Sub-Adviser is Robertson Stephens Investment Management, Inc., 555 California Street, San Francisco, CA 94104, Attention: General Counsel.

                  E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Pennsylvania except where such state laws have been preempted by Federal law.

                  F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

                  G. Entire Agreement; Severability. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

                  H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                         INDEPENDENCE CAPITAL
                                                MANAGEMENT, INC.

                                                By:
-------------------------------                    ----------------------------
         Secretary



Attest:                                         ROBERTSON STEPHENS
                                                INVESTMENT MANAGEMENT, INC.

                                                By:
-------------------------------                    -----------------------------
         Secretary
                                                    ---------------------------
                                                           (Print Name)
                                                    ---------------------------
                                                               (Title)

                                                                     APPENDIX A

         The following table indicates the name, net assets, contractual advisory fee and net advisory fee after fee waiver and/or expense reimbursement for the last fiscal year for other registered investment companies managed by OpCap. These investment companies have similar investment objectives to either the Value Equity Fund or the Small Capitalization Fund.

                                                  Approximate Net
                                                      Assets
Fund                                               (as of 8/4/97)          Advisory Fee Rate
----                                              ---------------          -----------------
Oppenheimer Quest Value Fund, Inc.                $1,003,593,276           1.0% on the first $400
                                                                           million; 0.90% on the next
                                                                           $400 million; 0.85% of net
                                                                           assets in excess of $800
                                                                           million(1)

Oppenheimer Quest Small Cap Value Fund            $  230,070,963           1.0% on the first $400
                                                                           million; 0.90% on the next
                                                                           $400 million; 0.85% of net
                                                                           assets in excess of $800
                                                                           million(1)

Enterprise Accumulation Trust:
Equity Portfolio                                  $  458,862,923           0.40% on the first $1 billion;
                                                                           0.30% on assets over $1
                                                                           billion; and 0.25% for assets in
                                                                           excess of $2 billion(2)

Enterprise Group of Funds:

                                                  Approximate Net
                                                      Assets
Fund                                               (as of 8/4/97)          Advisory Fee Rate
----                                              ---------------          -----------------
Equity Portfolio                                  $    3,021,498           0.40% on the first $100
                                                                           million; 0.30% on assets in
                                                                           excess of $100 million(3)
Endeavor Series Trust:
Value Equity Portfolio                            $  188,046,428           .40%(4)

The Saratoga Advantage Trust:
Large Capitalization Value Portfolio              $   29,884,830           .30%(5)

OCC Accumulation Trust:
Equity Portfolio                                  $   23,162,792           0.80% of the first $400 million
                                                                           of average net assets; 0.75% on
                                                                           the next $400 million of
                                                                           average net assets and 0.70% of
                                                                           assets in excess of $800
                                                                           million(6)
Small Cap Portfolio                               $   51,238,610           0.80% of the first $400 million
                                                                           of average net assets; 0.75% on
                                                                           the next $400 million of
                                                                           average net assets and 0.70% of
                                                                           assets in excess of $800
                                                                           million(6)

---------------------------------------------------------------------------------------------------------

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) These fees are for investment advisory services only. Management services are provided to the portfolio by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; 0.75% on the next $400 million and 0.70% on assets above $800 million of the portfolio.

(3) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.75% of the average daily net assets of the Portfolio.

(4) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee of OpCap Advisors, receives a management fee of 0.80% of average daily net assets of the portfolio.

(5) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

(6) OpCap Advisors will waive its management fee and reimburse expenses so that total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of each Portfolio's average daily net assets and until December 31, 1997, will waive its management fee and reimburse expenses of those Portfolios so that their total operating expenses do not exceed 1.00% of their average daily net assets.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                      PENN MUTUAL VARIABLE LIFE ACCOUNT I

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable life policy (or policies) participating in Penn Mutual Variable Life Account I hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of Funds of the Company held under my policy (or policies) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

        Penn Mutual recommends a vote FOR the proposals set forth below.


UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN
         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.


         Shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: ______________ ,1997        ________________         _________________
                                      Signature                 Signature

                     THE PENN INSURANCE AND ANNUITY COMPANY
                         PIA VARIABLE ANNUITY ACCOUNT I

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable annuity contract (or contracts) participating in PIA Variable Annuity Account I hereby instructs The Penn Insurance and Annuity Company ("PIA") to vote shares of Funds of the Company held under my contract (or contracts) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|x| Please mark your choice like this and sign and date below.

            PIA recommends a vote FOR the proposals set forth below.

UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN
         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.

         Shares will be voted as directed. PIA will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by PIA.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _________________ ,1997     ________________        ____________________
                                      Signature                  Signature

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable annuity contract (or contracts) participating in Penn Mutual Variable Annuity Account III hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of Funds of the Company held under my contract (or contracts) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

        Penn Mutual recommends a vote FOR the proposals set forth below.

UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN

         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.


         Shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: ______________, 1997        ____________________     ___________________
                                        Signature                Signature